                                  EXHIBIT 99.11

      [GRAPHIC                                                    [GRAPHIC
       OMITTED]                                                    OMITTED]
      Equity One                                                    FBR(R)
=======================
a Popular, Inc. Company

                                                       EQUITY ONE 2004-4
                                                       BREAKEVEN ANALYSIS

LIBOR ASSUMPTION: FORWARD

        ----------------------------------------------------------------------------------------------------------------------
                         75 PPC                                 100 PPC                                135 PPC
         BREAK CDR      CUM LOSS       WAL       BREAK CDR     CUM LOSS       WAL       BREAK CDR      CUM LOSS       WAL
        ----------------------------------------------------------------------------------------------------------------------

A-          7.55         13.23%       17.98        8.29         11.65%       14.47         9.36        10.27%        11.01
BBB+        6.91         12.35%       18.97        7.49         10.73%       15.31         8.34         9.31%        11.67
BBB         6.30         11.48%       19.33        6.72          9.81%       15.62         7.35         8.34%        11.89
BBB-        5.75         10.67%       19.73        6.03          8.95%       16.05         6.46         7.45%        12.27

LIBOR ASSUMPTION: STATIC FOR 12 MONTHS, THEN SPIKE 400

          ----------------------------------------------------------------------------------------------------------------------
                           75 PPC                                 100 PPC                                135 PPC
           BREAK CDR      CUM LOSS       WAL       BREAK CDR     CUM LOSS       WAL       BREAK CDR      CUM LOSS       WAL
          ----------------------------------------------------------------------------------------------------------------------

A-            5.95         10.98%       19.02        6.89         10.02%       15.02         8.26         9.23%        11.31
BBB+          5.38         10.11%       19.92        6.15          9.12%       15.74         7.29         8.29%        11.92
BBB           4.84          9.26%       20.25        5.46          8.23%       16.19         6.36         7.35%        12.17
BBB-          4.35          8.47%       20.66        4.81          7.38%       16.48         5.51         6.46%        12.52

ASSUMPTIONS
FRM PPC            4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC            4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter
Triggers fail
12 month lag
Loss severity: 40% FRM, 65% ARM
Defaults are in addition to prepays
Run to maturity
"Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal

DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings,
Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus
Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.